UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


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                                      Only (as permitted by Rule14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                              CIRCLE GROUP HOLDINGS, INC.
        ------------------------------------------------------------------------
                    (Name of Registrant as Specified in its Charter)
        ------------------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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    previously. Identify the previous filing by registration statement number,
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


                          CIRCLE GROUP HOLDINGS, INC.
                               1011 CAMPUS DRIVE
                           MUNDELEIN, ILLINOIS 60060

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 16, 2004

To the Stockholders of Circle Holdings, Inc.:

         You are cordially invited to attend the Annual Meeting of Stockholders of Circle Group Holdings, Inc. (the "Company"), to be held at 10:00 a.m. Central Standard Time on June 16, 2004 at the offices of the Company, 1011 Campus Drive, Mundelein, Illinois for the following purposes:

1. To elect a Board of Directors of the Company to serve for the ensuing year and until their successors are elected and qualify;

2.   To approve the Circle Group Holdings, Inc. 2004 Equity Incentive Plan;

3. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock, $0.00005 par value, from 50,000,000 to 200,000,000.

4. To ratify the appointment of Spector & Wong, LLP, as the Company's independent public accountants for the fiscal year ending December 31, 2004; and

5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Only holders of the Company's common stock at the close of business on May 4, 2004 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the Annual Meeting. Such stockholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

         Your vote is important. Even if you plan to attend the Annual Meeting, you are urged to complete, sign and return the enclosed proxy card in the enclosed postage-paid envelope in order to be certain your shares are represented at the meeting. If you decide to attend the meeting and wish to vote in person, you may revoke your proxy by written notice at that time.


                                              By Order of the Board of Directors


                                              Dana L. Dabney
                                              Secretary

Mundelein, Illinois
May 20, 2004

                          CIRCLE GROUP HOLDINGS, INC.
                               1011 CAMPUS DRIVE
                           MUNDELEIN, ILLINOIS 60060

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 16, 2004

         The Board of Directors of Circle Group Holdings, Inc., an Illinois corporation (the "Company" or "Circle Group"), is soliciting the enclosed proxy for use at the 2004 Annual Meeting of the Stockholders of the Company to be held at 10:00 a.m., Central Standard Time, on June 16, 2004 and at any meetings held upon adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the offices of the Company, 1011 Campus Drive, Mundelein, Illinois.

         If the enclosed form of proxy is properly executed and returned, the shares represented will be voted in accordance with the instructions specified by the stockholder. If no instructions are given with respect to any matter specified in the Notice of Annual Meeting, those shares will be voted (i) FOR the nominees for director set forth below under Proposal No. 1 (with discretionary authority of the proxy holders to cumulate votes); (ii) FOR the approval of the Circle Group Holdings, Inc. 2004 Equity Incentive Plan set forth below under Proposal No. 2; (iii) FOR the approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock set forth below under Proposal No. 3; (iv) FOR the ratification of the appointment of Spector & Wong, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2004 under Proposal No. 4; and (v) in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting. Proxies may be revoked at any time prior to being voted by delivery of written notice to the Company's Secretary, by submission of a later dated proxy, or by revoking the proxy and voting in person at the Annual Meeting.

         This proxy statement, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 and the enclosed form of proxy are being first delivered by mail or hand to the Company's stockholders on or about May 20, 2004.

VOTING RIGHTS

         Only stockholders of record at the close of business on May 4, 2004 (the "Record Date") will be entitled to notice of and to vote at the meeting. On that date there were 37,061,350 shares outstanding of the Company's class of common stock, par value $.00005 per share ("Common Stock"). No other voting securities were outstanding at the Record Date. Each share of Common Stock is entitled to one vote on all matters, except that cumulative voting rights currently are in effect for the election of directors. To conduct the business of the meeting, a quorum of stockholders must be present. This means the holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote on the matters submitted to the stockholders must be represented in person or by proxy at the meeting. With respect to Proposal No. 1 (the "Election of Directors Proposal"), and the election of directors generally, each stockholder has cumulative voting rights, in which he may cast as many votes as there are directors to be elected for each share of Common Stock held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The five candidates receiving the greatest number of votes cast will be elected as directors of the Company. With respect to Proposal No. 2 (the "Stock Incentive Plan Amendment Proposal"), Proposal No. 3 (the "Articles of Incorporation Amendment Proposal") and Proposal No. 4 (the "Ratification of the Appointment of Independent Public Accountants Proposal"), each stockholder may cast one vote for each share of Common Stock held by him and the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting on such proposal is required to approve the proposal. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting is required to approve any other proposals which may properly come before the Annual Meeting or any adjournments thereof. Abstentions will be counted for purposes of determining a quorum but will not be counted otherwise, and broker non-votes on specific matters will not be counted for any purpose. Broker non-votes occur as to any particular proposal when a broker returns a proxy but does not have authority to vote on such proposal.

         The Company will bear the cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting. The Company may request banks and brokers to solicit their customers who beneficially own Common Stock listed of record in names of nominees, and will reimburse such banks and brokers for their reasonable out-of-pocket expenses for such solicitations.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

         In accordance with the Company's Articles of Incorporation and its Bylaws, the Board of Directors by resolution has fixed the total number of directors at five. Gregory J. Halpern, Edward L. Halpern, Dana L. Dabney, Stanford J. Levin, Steven S. Salgan, M.D. and Alan G. Orlowsky have been designated by the Board of Directors as its nominees for election as directors at the Annual Meeting. Each director elected shall serve until the next Annual Meeting or until his or her successor has been elected and duly qualified. Since only five nominees are to be elected, proxies cannot be voted for more than five individuals.

         Each stockholder may cast as many votes as there are directors to be elected for each share held by him, and may cast his total number of votes for one nominee or divide the total among any number of nominees. The five candidates receiving the greatest number of votes cast will be elected as directors of the Company. Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for nominees. If any one or more of such nominees should for any reason become unavailable for election, the Board of Directors may provide for a lesser number of directors or designate a substitute nominee. In such event, shares represented by proxies may be voted for a substitute director.

BIOGRAPHICAL INFORMATION

         The following sets forth brief biographical information for each director and executive officer of the Company, including the nominees for election to the Board of Directors. All directors and officers of the Company hold office for their respective terms and until their successors have been elected and qualified.

NAME                          AGE         POSITION
----                          ---         --------

Gregory J. Halpern            45          President, Chief Executive Officer
                                          and Chairman of the Board of Directors

Michael J. Theriault          51          Chief Operating Officer

Dana L. Dabney                53          Chief Financial Officer, Secretary
                                          and Director

Edward L. Halpern             74          Director

Steve H. Salgan               51          Director

Stanford J. Levin             51          Director

Alan G. Orlowsky              54          Director

         GREGORY J. HALPERN. Since founding Circle Group in 1994, Mr. Halpern has served as its Chairman and Chief Executive Officer. From May 1994 until March 1999, Mr. Halpern also served as Circle Group's President. Mr. Halpern has over 20 years of experience in computer programming and pioneering emerging technologies. In 1983, Mr. Halpern developed a computer-animated imaging application to stimulate the immune system for treatment of chronic illness and founded Health Imaging Corporation to distribute the application to the healthcare delivery market. In 1984, he developed and patented a technique for using electronic stimulation to stop pain and founded Pain Prevention, Inc. to market the technology as an electronic anesthesia for the dental healthcare community. Mr. Halpern served as an officer and director of PPI Capital from 1984 to present. Mr. Halpern also served as an officer and director of PPI Capital Group, Inc., a Utah corporation of which he was a principal stockholder, from 1989 to May 1998. Gregory J. Halpern is the son of Edward L. Halpern.

         MICHAEL J. THERIAULT. Mr. Theriault has served as our Chief Operating Officer since June 1999. His professional experience includes progressive operations, programming, design, support, consulting, project management, and department management experience in manufacturing, insurance, medical, consulting, and mortgage banking industries on both mainframe and personal computer equipment. From September 1989 until May 1999, Mr. Theriault was employed by Recon Optical, Inc., for whom he served as Supervisor of Business Systems from June 1997 until May 1999, and Senior Systems and Programming Specialist and Senior Project Leader of Manufacturing from September 1989 until June 1997.

         DANA L. DABNEY. Mr. Dabney has been a member of the Board of Directors of Circle Group and has held various offices, including Vice President of Sales and Marketing and Secretary, since January 1997. Currently Mr. Dabney serves as the Company's Chief Financial Officer. During the first two years of development of Circle Group, Mr. Dabney was also employed as a mortgage broker. From 1994 until December 1997, Mr. Dabney was employed by State Financial Bank in Richmond, Illinois, and from January 1998 until December 1998 he was employed by Mortgage Market Corporation in Illinois.

         EDWARD L. HALPERN. Mr. Halpern has been a director of the Company since March 1999 and was our Chief Operating Officer from January 1999 until March 1999. Mr. Halpern founded On-Line Bedding in 1981 and served as its President, Chief Executive Officer and sole director until it was acquired by Circle Group in January 1999. Mr. Halpern has continued his duties with On-Line Bedding since Circle Group acquired it. Edward L. Halpern is the father of Gregory J. Halpern.

         STEVE H. SALGAN, M.D. Dr. Salgan has been a director since March 2000. Since January 1998, Dr. Salgan has been President of Steven H. Salgan, M.D., Ltd., a practice specializing in primary care internal medicine and general/family medicine. He has been a member of the American Association of Professional Ringside Physicians since 1997 and a member of the Internal Medicine Subcommittee for Quality Assurance of Saint Margaret Mercy Hospital in Hammond, Indiana since 1996.

         STANFORD J. LEVIN. Mr. Levin has been a director since March 2000. Since 1988, Mr. Levin has been the proprietor of Levin Enterprises, an auto brokerage company located in Indiana. From January 1986 until June 1988, Mr. Levin was a public school teacher. From May 1981 until May 1985, he was employed by Hohman Professional Corp., a real estate development and management company where his duties included commercial real estate management and overseeing renovations. From June 1975 until May 1981, he was employed by Yale Corporation of Hammond, a real estate management company, where his responsibilities included commercial real estate management.

         ALAN G. ORLOWSKY, J.D., C.P.A. is the President of A.G Orlowsky, Ltd, a law firm established in 1980,specializing in tax, financial, and estate planning services. Alan worked for the I.R.S. and Deloitte & Touche as a tax professional and he taught Accounting, Taxation, and Business Law at Northeastern Illinois University School of Business and Loyola University of Chicago School of Business.

         There are no arrangements with any director or officer regarding any election or appointment to any office of Circle Group. Other than the father-son relationship between Edward L. Halpern and Gregory J. Halpern described above, there is no family relationship between any director or executive officer of Circle Group.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1 TO ELECT ALL NOMINEES TO THE BOARD OF DIRECTORS FOR A ONE-YEAR TERM EXPIRING AT THE 2005 ANNUAL MEETING.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 2003, the Board of Directors of the Company held fourteen meetings. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors. The Company expects all of its directors to attend the annual meetings of stockholders. All of the directors attended last year's meeting.

Audit Committee

         The Board of Directors has an Audit Committee composed of three directors, Steve H. Salgan, Stanford J. Levin and Alan G. Orlowsky, each whom is considered an "independent director" under the rules of the American Stock Exchange and the Securities and Exchange Commission ("SEC"). The Board of Directors has determined that Alan G. Orlowsky qualifies as an "audit committee financial expert" under SEC rules. One meeting of the Audit Committee was held during the last fiscal year. The function of the Audit Committee is to assist the Board of Directors in preserving the integrity of the financial information published by the Company through the review of financial and accounting controls and policies, financial reporting systems, alternative accounting principles that could be applied and the quality and effectiveness of the independent public accountants. A copy of the current Audit Committee Charter is attached as Appendix A to this Proxy Statement.

Nominations Process

         The Board of Directors does not have a nominating committee or committee performing a similar function and does not have formal written charter addressing the nominations process. The Board of Directors believes it is appropriate not to have a nominating committee because all of its directors participate in the identification and evaluation of director nominee candidates. Typically, a director nominee candidate will be identified by one of the directors and then presented to the rest of the Board for its evaluation and consideration. As permitted by the rules of the American Stock Exchange and SEC rules, such director nominee candidates are selected by a majority of the independent directors on the Board.

         The Board of Directors will consider director candidates who have relevant business experience, are accomplished in their respective fields, and who possess the skills and expertise to make a significant contribution to the Board of Directors, the Company and its stockholders. Director nominees should have high-leadership business experience, knowledge about issues affecting the Company and the ability and willingness to apply sound and independent business judgment. The Board will consider nominees for election to the Board of Directors that are recommended by stockholders, provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of the Board of Directors, c/o Circle Group

Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060, and should not include self-nominations. The Board applies the same criteria to nominees recommended by stockholders.

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has:

     o Reviewed and discussed the Company's audited consolidated financial statements with management and the Company's independent public accountants;

     o Discussed with the Company's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), which includes, among other items, matters related to the conduct of the audit of the Company's financial statements; and

     o Received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from the Company) and has discussed with the Company's independent public accountants that firm's independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Auditor Fees and Services

         The following is a summary of the fees billed to the Company by Spector & Wong ("Spector & Wong") for professional services rendered for the fiscal year ended December 31, 2003, and by McGladrey & Pullen, LLP ("McGladrey") and Spector & Wong for the fiscal year ended December 31, 2002:

                     FISCAL 2003
                        FEES ($)             FISCAL 2002 FEES ($)
                     -----------      ------------------------------------
                                                             TOTAL FISCAL
                       SPECTOR &       SPECTOR                    2002
FEE CATEGORY             WONG          & WONG      MCGLADREY      FEES
------------         -----------      --------     ---------  ------------
Audit Fees (1)           25,000        25,000                   25,000
Audit-Related
Fees (2)                 35,000        20,000                   20,000
Tax Fees (3)              5,000         4,500                    4,500
All Other Fees (4)           --            --        24,045     24,045

 Total Fees              65,000        49,500        24,045     73,545

----------------
(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's financial statements and for reviews of the interim financial statements included in the Company's quarterly reports on Form 10-QSB.

(2) Audit-Related Fees consist of fees billed for professional services rendered for audit-related services, including consultation on SEC filings and the issuance of consents, audit of the business acquired during fiscal 2002, and consultations on other financial accounting and reporting related matters.

(3) Tax Fees consists of fees billed for professional services relating to tax compliance and other tax advice.

(4)     All Other Fees consist of fees billed for all other services.

         The Audit Committee pre-approved all audit and non-audit services described above rendered to the Company by Spector & Wong during fiscal 2003, and has pre-approved similar services to be rendered during fiscal 2004 pursuant to the Pre-Approval Policy and Procedures attached as Appendix B. The Audit Committee believes the rendering of these services is not incompatible with the independent auditors maintaining their independence.

                                                             THE AUDIT COMMITTEE

                                                             Steve H. Salgan
                                                             Stanford J. Levin
                                                             Alan G. Orlowsky

REMUNERATION OF DIRECTORS AND OFFICERS

         The following table sets forth the aggregate remuneration of each of the three highest paid persons who are officers or directors as a group of Circle Group during the last fiscal year:

        NAME OF              CAPACITIES IN WHICH             AGGREGATE
       INDIVIDUAL         REMUNERATION WAS RECEIVED         REMUNERATION
       ----------         -------------------------         ------------
       Edward Halpern     Director                          $120,000

       Michael Theriault  Chief Operating Officer           $ 50,000

       Dana L. Dabney     Chief Financial Officer           $ 34,000


         There are currently no employment agreements between the officers and the Company.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

         The following table sets forth certain information as of February 26, 2004 with respect to the record ownership of our Common Stock for (i) each of the three highest paid persons who are officers or directors of the Company,
(ii) all of the officers and directors as a group and (iii) each person who owns more than 10% of the outstanding Common Stock.



     Name and Address                          Amount of Shares      % of Class
     ----------------                          ----------------      ----------
    Gregory J. Halpern                           14,619,200               39.4
       1011 Campus Drive
       Mundelein, Illinois 60060

    Edward L. Halpern                               800,000                  *
       1011 Campus Drive
       Mundelein, Illinois 60060

    Michael J. Theriault                                  0                  *
       1011 Campus Drive
       Mundelein, Illinois 60060

    Dana L. Dabney                                1,190,000                  *
       1011 Campus Drive
       Mundelein, Illinois 60060

    All Directors and Officers as a Group        16,980,950               45.8
    (7 persons)

    __________________
    *owns less than 10%

         The following table sets forth information as to options, warrants and other rights to purchase Common Stock as of the year ended December 31, 2003:

  Gregory J. Halpern                                225,000               30,000 at $0.30 and
                                                                          195,000 at $1.25
  Edward L. Halpern                                 145,000               95,000 at $0.30 and
                                                                          50,000 at $1.25
  Michael J. Theirault                              390,000               80,000 at $0.05 and
                                                                          185,000 at $0.030 and
                                                                          125,000 at $1.25
  Dana L. Dabney                                    260,000               70,000 at $0.05 and
                                                                          90,000 at $0.030 and
                                                                          100,000 at $1.25
  All of the officers and directors               1,330,000               Range from $0.05 - $2.30
  as a group (7 persons)


SUMMARY OF ALL EXISTING EQUITY COMPENSATION PLANS

         The following table sets forth information as of the year ended December 31, 2003 with respect to compensation plans under which the Company is authorized to issue shares.

                                                                                                NUMBER OF SHARES
                                                                                               REMAINING AVAILABLE
                                                                        WEIGHTED-AVERAGE       FOR FUTURE ISSUANCE
                                                                        EXERCISE PRICE OF         UNDER EQUITY
                                              NUMBER OF SHARES TO BE      OUTSTANDING         COMPENSATION PLANS
                                             ISSUED UPON EXERCISE OF        OPTIONS,          (EXCLUDING SECURITIES
                                               OUTSTANDING OPTIONS,       WARRANTS AND          REFLECTED IN 1ST
               PLAN CATEGORY                   WARRANTS AND RIGHTS           RIGHTS                  COLUMN)
               -------------                 -----------------------    -----------------     ---------------------
Equity compensation plans approved by
   security holders (1).................            1,901,000                 $0.13                  99,060
Equity compensation plans not approved by
   security holders (2).................
Total...................................            1,901,000                 $0.13                  99,060

(1)  These plans consist of the 2002 Stock Incentive Plan.

(2) The Company does not maintain any equity compensation plans that have not been approved by the stockholders.

PROPOSAL NO. 2: APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN

         At the Annual Meeting, a proposal will be presented to the stockholders to approve and adopt our 2004 Equity Incentive Plan, attached as Appendix C. Such aproval will require the affirmative vote of the outstanding shares of Common Stock present or represented by proxy and entitled to vote at the 2004 Annual Meeting. If approved by the stockholders, 20,000,000 shares of common stock will be available for grant under the plan as of the date of that stockholder approval.

         The 2004 Equity Incentive Plan will replace our 2002 Circle Group Internet Inc. Stock Incentive Plan. Of the 15,000,000 shares currently authorized under the 2002 plan, 4,631,000 shares have been issued pursuant to option exercises and are no longer available for grant. Of the remaining 10,369,000 shares available for grant under the 2002 plan, options to purchase 2,917,000 shares of common stock were outstanding as of April 1, 2004, and 7,452,000 shares remained available for future option grants or stock issuances as of that date. If our stockholders approve the 2004 Equity Incentive Plan, any shares currently available for future grants under the 2002 plan will be available for issuance, instead, under the 2004 Equity Incentive Plan, and no additional options or other awards would be issued under the 2002 plan. Shares of common stock issued or currently issuable under the 2004 Equity Incentive Plan are covered by registration statements on Form S-8, which was filed with the Securities and Exchange Commission on August 15, 2003.

         In March 2004, the Board adopted the plan, subject to approval by our stockholders. We believe our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of the employees and directors with the financial interests of our stockholders. In addition, we believe that our ability to grant options and other equity-based awards helps us to attract, retain and motivate qualified employees, and encourages them to devote their best efforts to our business and financial success. The approval of a new plan is necessary to meet these objectives. The Board of Directors believes that approval of Proposal 2 is in the best interests of the Company and our stockholders.

         The material features of the 2004 Equity Incentive Plan are described below. Approval of the proposal to approve and adopt the plan requires the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the Annual Meeting.

Description of the 2004 Equity Incentive Plan

         Our Board of Directors has been designated the plan administrator and will administer the plan; provided, however, that the Board of Directors may appoint a Committee to perform some or all of its administrative functions thereunder. The following types of awards are available under the 2004 Equity Incentive Plan: incentive stock options, non-qualified stock options, stock appreciation rights, restricted shares and restricted share units.

         Subject to the approval of our stockholders, our Board of Directors has authorized 20,000,000 shares of stock to be available to be subject to awards under the plan as of the initial effective date of the plan. Any of the shares available for grant under the plan may be subject to incentive stock options, non -qualified stock options, stock appreciation rights, restricted shares, restricted shares units or any combination of any of them.

Eligibility

         All employees, non-employee directors, and consultants are eligible to receive awards under the 2004 Equity Incentive Plan. As of April 1, 2004, there were approximately 112 employees and 3 non-employee directors who would be eligible to participate in the 2004 Equity Incentive Plan. In any given year, no person may be granted awards with respect to more than 1,000,000 shares of common stock under the 2004 Equity Incentive Plan.

         Generally, the Board of Directors determines which eligible employees, directors and consultants will receive awards under the plan.

Stock Options and Stock Appreciation Rights

         The Board of Directors may grant stock options and stock appreciation rights to eligible employees and directors under the equity incentive plan. The Board of Directors has complete discretion to determine:

          o Which eligible individuals are to receive option grants or stock appreciation rights; o The time or times when option and stock appreciation rights grants are to be made;
          o The number of shares subject to, and the vesting schedule for, each option grant and stock appreciation right;
          o The designation of each stock option as either an incentive or a non-qualified stock option; o The maximum term for which each option grant and stock appreciation right is to remain outstanding, which term, for an incentive stock option, may not exceed ten years, and for an incentive stock option granted to a person who owns more than 10% of the voting power of the Company may not exceed five years; and
          o The exercise price for each option and stock appreciation right, which for a non-qualified stock option may not be less than 85% of the fair market value of the stock on the date of grant. If the recipient of an incentive stock option owns more than 10% of the voting power of the Company, the exercise price must be at least 110% of the fair market value on the date of grant. For all other recipients, the exercise price of an incentive stock option must be at least 100% of the fair market value on the date of grant.

         The Internal Revenue Code allows an optionee to receive incentive stock options only to the extent that the aggregate amount of incentive stock options exercisable for the first time by an optionee during any calendar year does not exceed $100,000. Any stock option that is granted to an optionee who fails to meet the criteria for an incentive stock option must be treated as a non-qualified stock option.

         For purposes of the 2004 Equity Incentive Plan, the fair market value of the common stock is the closing sale price per share on the grant date. If there is no reported closing sale price on such date, the fair market value is the closing sale price on the last preceding date for which a quotation exists. The closing sale price per share of common stock on April 1, 2004 was $6.35.

         Stock appreciation rights may be issued under the equity incentive plan. Each stock appreciation right will entitle the holder to surrender the stock appreciation right for a distribution from the Company equal to the fair market value of a share of our common stock less the exercise price of the stock appreciation right. The distribution may be made in cash or in shares of common stock, as determined by the Company.

Restricted Shares and Restricted Share Units

         The Board of Directors may grant restricted shares and restricted share units to eligible employees and directors under the equity incentive plan. A restricted share is a share of Company common stock that is subject to restrictions as determined by the Board of Directors. A restricted share unit entitles the holder to a distribution from the Company equal to the fair market value of a share of our common stock, subject to restrictions as determined by the Board of Directors. The Board of Directors also has complete discretion to determine:

          o Which eligible individuals are to receive restricted shares and restricted share units; o The time or times when grants of restricted shares and restricted share units are to be made;
          o The consideration, if any, to be paid for the restricted shares; o The number of shares subject to restricted shares and restricted share units; and
          o When the restrictions applicable to each restricted share and restricted share unit will lapse.

The restrictions applicable to restricted shares and restricted share units may lapse in one or more installments over a period of service, may lapse upon the attainment by the Company and or the holder of certain performance milestones determined by the Board of Directors or upon some combination of the holder's serving for some period and the attainment of established performance goals.

Corporate Transactions

         If we are a party to certain corporate transactions, including certain mergers or asset sales, the Board of Directors may, in its sole and absolute discretion and without the need for the consent of any optionee or other award holder, take one or more of the following actions contingent upon the occurrence of the transaction:

          o cause any or all outstanding stock options and stock appreciation rights held by plan participants affected by the transaction to become fully vested and immediately exercisable;
          o cause the restrictions on any or all outstanding restricted shares and restricted share units held by participants affected by the transaction to lapse and for the restricted shares and restricted share units to become non-forfeitable;
          o cancel any award held by a participant affected by the transaction in exchange for a similar award related to the common stock of any successor corporation; and
          o cancel or redeem any or all awards held by participants affected by the transaction for cash and/or other substitute consideration.

Amendment and Termination of the 2004 Equity Incentive Plan

         The Board of Directors has complete and exclusive power and authority to amend or modify the 2004 Equity Incentive Plan in any, or all, respects. No amendment, however, may adversely affect the rights and obligations of awards outstanding under the plan at the time, without the consent of the award holder. In addition, the Board of Directors may not, without stockholder approval, amend the equity incentive plan to:

          o Increase the maximum number of shares issuable under the equity incentive plan, or the maximum amount of shares for which any one individual participating in the equity incentive plan may be granted stock options, stock appreciation rights, restricted shares or restricted share units for any given year;
          o  Materially modify the eligibility requirements for participation;
             or
          o Otherwise materially increase the benefits accruing to participants.

         The 2004 Equity Incentive Plan will terminate on the date on which all shares available for issuance under the stock option plan have been issued, or, if earlier, on the 10th anniversary of the date the plan is approved by our stockholders (or, if the stockholders later approve an amendment that increases the number of shares subject to the 2004 Equity Incentive Plan, the 10th anniversary of the date of such approval).

Federal Income Tax Consequences of the Stock Option Plan

         The following discussion summarizes the principal federal income tax consequences of the stock option plan based on the Internal Revenue Code and its regulations, and administrative and judicial interpretations. The summary does not address any foreign, state, or local income tax consequences of participation in the stock option plan.

Non-Qualified Stock Options

         There generally are no federal income tax consequences to an optionee or to the Company upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, an optionee will recognize ordinary compensation income in an amount equal to the fair market value of the shares at the time of exercise less the exercise price of the non-qualified stock option. We generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares of common stock that were acquired by the exercise of a non-qualified stock option, an optionee will recognize a capital gain or loss. The amount of the capital gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the optionee's adjusted tax basis in the shares of common stock. The optionee's adjusted tax basis in the shares of common stock is equal to the exercise price plus the amount of ordinary income recognized by the optionee at the time of exercise of the non-qualified stock option. The tax rate for the capital gain will depend on the length of time the shares were held by the optionee and other factors.

Incentive Stock Options

         A recipient of an incentive stock option will not recognize taxable income, for purposes of the regular income tax, upon either the grant or exercise of the incentive stock option. Under the regulations of the Internal Revenue Code governing the alternative minimum tax, however, the exercise of an incentive stock option generally increases the recipient's alternative minimum taxable income in the year in which an incentive stock option is exercised. The amount of the increase is equal to the fair market value of the shares of common stock acquired upon exercise less the stock option exercise price. Upon a qualifying disposition of shares acquired upon exercise of an incentive stock option, an optionee will recognize long-term capital gain or loss, and we will not be entitled to a corresponding federal income tax deduction. For these purposes, a qualifying disposition is defined as a disposition of shares at least two years after the incentive stock option is granted and at least one year after exercise of the incentive stock option. As a general rule, if an optionee disposes of the shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements, the gain recognized on such a disposition will be taxed to the optionee as ordinary income, and we generally will be entitled to a corresponding federal income tax deduction. The amount of ordinary income is the difference between the fair market value of the shares on the date of exercise and the option exercise price. The gain, if any, in excess of the amount recognized as ordinary income on such a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the optionee held the shares prior to the disposition.

Stock Appreciation Rights

         A recipient of a stock appreciation right will not recognize any income upon the grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the recipient will recognize ordinary compensation income in the amount of both the cash and the fair market value of the shares of common stock received upon such exercise, and we generally will be entitled to a corresponding federal income tax deduction. When the recipient sells shares acquired upon the exercise of a stock appreciation right, he or she will recognize a capital gain or loss. The amount of the capital gain or loss will be equal to the difference between the amount realized on the sale and the amount of ordinary income recognized at the time of exercise of the stock appreciation right.

Restricted Shares

         A recipient of a restricted shares normally will not recognize taxable income upon the grant of the shares, and we will not be entitled to a corresponding federal income tax deduction. When the shares either are transferable or are no longer subject to a substantial risk of forfeiture, the recipient will recognize ordinary compensation income, and we generally will be entitled to a corresponding federal income tax deduction. The amount of the ordinary compensation income will be equal to the difference between the fair market value of the common stock at that time and any amount paid by the recipient for the shares. Upon the recipient's sale of shares of common stock that were issued as restricted shares, the recipient will recognize a capital gain or loss. The amount of the capital gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the recipient's adjusted tax basis in the shares of common stock. The recipient's adjusted tax basis in the shares of common stock is equal to the amount, if any, paid by the recipient for the shares, plus the amount of ordinary income recognized by the recipient upon the lapse of the restrictions applicable to the shares. The tax rate for the capital gain will depend on the length of time the shares were held by the recipient and other factors.

         A recipient may elect to recognize ordinary compensation income in the year the restricted shares are awarded to him or her, despite the restrictions on the shares, and, if such an election is made, we generally will be entitled to a corresponding federal income tax deduction at that time. The amount of ordinary compensation income recognized in connection with such an election will be equal to the difference between the fair market value of the common stock at the time of grant and any amount paid for the shares. If such an election is made, there generally are no federal income tax consequences to the restricted share recipient or to the Company upon the lapse of restrictions on the restricted shares.

Restricted Share Units

         A recipient of a restricted share unit will not recognize any income upon the grant of a restricted share unit. When payment in respect of a restricted share unit is made, the recipient will recognize ordinary compensation income in the amount of both the cash and the fair market value of the shares of common stock received, and we generally will be entitled to a corresponding federal income tax deduction. When the recipient sells any shares acquired as payment in respect of restricted share units, he or she will recognize a capital gain or loss. The amount of the capital gain or loss will be equal to the difference between the amount realized on the sale and the amount of ordinary income recognized in connection with the initial receipt of the shares.

Payment of Withholding Taxes

         Our obligation to deliver shares of common stock in respect of any the exercise of any stock option or stock appreciation right or any restricted share or restricted share unit grant and our obligation to pay any other amounts under the equity incentive plan is subject to the satisfaction of all applicable income and employment tax withholding requirements. In some circumstances, we permit plan participants to remit directly to the appropriate taxing authority the amount of his or her withholding tax obligations.

Plan Benefits

         As of April 1, 2004, option grants to our current executive officers and directors to purchase the following number of shares of common stock have been made under our 1999 Stock Option Plan Stock and our 2002 Stock Incentive
Plan: 3,285,000; current executive officers as a group--2,670,000; current non-employee directors as a group--370,000; and all other current employees and consultants as a group--1,591,000.

         The benefits and amounts that may be received in the future by persons eligible to participate in the 2004 Equity Incentive Plan are not currently determinable, except as to those future automatic grants to be awarded to non-employee directors as automatic option grants.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2 TO APPROVE AND ADOPT THE COMPANY'S 2004 EQUITY INCENTIVE PLAN.

INTERESTS OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS

         On August 2, 2002 and November 7, 2002, the Company borrowed $149,000 and $70,000, respectively, from Gregory J. Halpern, the Chairman of the Board of Directors, and signed two promissory notes in favor of Gregory J. Halpern in return. The notes were payable upon demand and provided for interest to be paid monthly at the rate of 5% per annum.

INDEPENDENT PUBLIC ACCOUNTANTS

         On November 6, 2002, the Company dismissed its certifying accounting firm McGladrey & Pullen, LLP, as recommended by the Audit Committee and approved by the Company's Board of Directors. The accountants' report on the financial statements for the Company's fiscal years ended December 31, 2001 and 2000 expressed an unqualified opinion on those financial statements. During such fiscal years and the subsequent interim periods prior to November 6, 2002, there were no disagreements with the former accounting firm on any matter of accounting principles or practices, financial disclosure or auditing scope of procedure, which disagreements, if not resolved to McGladrey & Pullen's satisfaction, would have caused McGladrey & Pullen to make reference to the subject matter of the disagreements in connection with McGladrey & Pullen's reports. The Company engaged Spector & Wong, LLP as of such date.

         McGladrey & Pullen, LLP and Spector & Wong, LLP will not have representatives present at the Annual Meeting.

PROPOSAL 3:  APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION

        At the Annual Meeting, a proposal will be presented to the stockholders to approve an amendment to the Company's Articles of Incorporation (the "Articles of Incorporation Amendment") to increase the authorized number of shares of Common Stock, par value $0.00005 per share, from 50,000,000 to 200,000,000. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock present or represented by proxy and entitled to vote at the 2004 Annual Meeting.

        The Board of Directors believes that an increase in the authorized number of shares of Common Stock of the Company to 200,000,000 shares will provide the Company with greater flexibility to issue Common Stock in connection with public or private offerings, financings, acquisitions and recapitalizations and other proper corporate purposes by making additional shares available for issuance by the Company, at such time or times as the Board of Directors may approve, without the delay and expense associated with obtaining stockholder approval each time an opportunity requiring the issuance of shares of Common Stock may arise. Other proper corporate purposes may include stock splits, stock dividends and employee benefit plans. With regard to the foregoing, the Company currently has no contracts, arrangements or understandings.

        The additional shares of Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no preemptive rights relating to the Common Stock. As such, any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. The dilutive effect of such an issuance could discourage a challenge for control or make it less likely that such a challenge, if attempted, would be successful. However, the Board is not recommending the Articles of Incorporation Amendment in response to any specific effort of which it is aware to obtain control of the Company and the Board of Directors has no present intention to use the additional shares of Common Stock in order to impede a takeover attempt.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3 TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

PROPOSAL NO. 4: RATIFICATION OF THE APPOINTMENT OF SPECTOR & WONG, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed the firm of Spector & Wong, LLP as the Company's independent public accountants for the fiscal year ending December 31, 2004 and recommends that the stockholders ratify such selection. Each stockholder may cast one vote for each share of Common Stock held by him. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and entitled to vote at the Annual Meeting on such proposal is required to approve the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 3 TO RATIFY THE APPOINTMENT OF SPECTOR & WONG, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

OTHER BUSINESS

         The Board of Directors knows of no matters other than those listed in the attached Notice of the Annual Meeting that are likely to be brought before the Annual Meeting. If any other matters should properly come before the Annual Meeting or any adjournment thereof, however, the persons named in the enclosed form of proxy will vote all proxies given to them in accordance with their best judgment of such matters.

CURRENT FINANCIAL INFORMATION

         Financial information for the Company's most recent fiscal year-end is included in the accompanying Annual Report on Form-10KSB for the fiscal year ended December 31, 2003 and the Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2003.

         CIRCLE GROUP WILL PROVIDE WITHOUT CHARGE TO ANY PERSON RECEIVING THIS PROXY STATEMENT AN ADDITIONAL COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENT SCHEDULES, FOR THE COMPANY'S MOST RECENT FISCAL YEAR. SUCH REQUEST MUST BE IN WRITING AND DIRECTED TO DANA L. DABNEY, THE COMPANY'S SECRETARY AT THE COMPANY'S PRINCIPAL OFFICE.

STOCKHOLDER COMMUNICATIONS

         Stockholders may contact the Board of Directors by writing them c/o Circle Group Holdings, Inc., 1011 Campus Drive, Mundelein, Illinois 60060. All communications directed to the Board will be delivered to the Board of Directors.

STOCKHOLDER PROPOSALS

         Any proposal intended to be presented by a stockholder at the Company's 2005 Annual Meeting of Stockholders must be received in writing at the Company's principal executive offices by January 24, 2005 so that it may be considered by the Company for inclusion in the proxy statement and form of proxy or in the information statement relating to that meeting. In addition, in the event that the Company receives notice of a stockholder proposal intended for inclusion at the 2005 Annual Meeting but not intended for inclusion in the Company's proxy statement for such meeting at the Company's principal executive offices no later than April 1, 2005, then so long as the Company includes in its proxy statement for such meeting the advice on the nature of the proposal and how the named proxyholders intend to vote the shares for which they have received discretionary authority, such proxyholders may exercise discretionary authority with respect to such proposal, except to the extent limited by SEC rules governing stockholder proposals.

                                                  By Order of the Board of
                                                  Directors


                                                  Dana L. Dabney
                                                  Secretary

Mundlein, Illinois
May 20, 2004

                                                                      APPENDIX A

                                 CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                           CIRCLE GROUP HOLDINGS, INC.

                                    ARTICLE I
                                     PURPOSE

                  The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Circle Group Holdings, Inc. (the "Company") in undertaking and fulfilling its oversight responsibilities in connection with: (a) overseeing the accounting and financial reporting processes, which are designed to ensure the integrity and completeness of financial reports prepared by the Company for submission to any governmental or regulatory body or the public; (b) reviewing the Company's systems of internal controls established for finance, accounting, legal compliance and ethics, and overseeing changes to correct internal control weaknesses, if necessary; (c) assessing the processes relating to the determination and mitigation of financial risks; (d) monitoring compliance with legal regulatory requirements;
(e) monitoring the independence of the Company's independent public accountants;
(f) overseeing and reviewing the audits of the Company's financial statements,
(g) providing effective communication between the Board, senior and financial management and the Company's independent public accountants.

                  In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full power and all necessary resources to retain special legal, accounting or other consultants to advise the Committee.

                                   ARTICLE II
                               MEMBERSHIP AND TERM

         A. MEMBERSHIP. The Committee shall be comprised of at least two members of the Board. Committee members shall meet the independence requirements of the American Stock Exchange and the rules and regulations of the Securities and Exchange Commission ("SEC"). Accordingly,

                  1. Each member of the Committee must be an independent,
                     non-executive director free from any relationship that, in the judgment of the Board, may interfere with the exercise of the member's independence;

                  2. Each member of the Committee must not directly or
                     indirectly receive any payments from the Company other than in such member's capacity as a member of the audit committee, the board of directors, or any other board committee;

                  3. Each member of the Committee must be able to read and
                     understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement; and

                  4. At least one member of the Committee must have past
                     employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in such individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         B. TERM. The members of the Committee shall be appointed for a one year term by the Board at its annual meeting. Any vacancy occurring in the Committee shall be filled by the Board. Any such Committee member so elected shall hold office for a term expiring at the Board's next annual meeting.

                                   ARTICLE III
                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

                  The Company's independent public accountants shall directly report to the Committee, and the Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent public accountants engaged (including resolutions of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Committee will ascertain that the independent public accountants will be available to the full Board at least annually (and more frequently if deemed appropriate by the Committee) to provide the Board with a timely analysis of significant financial reporting issues. The Committee will not engage the independent public accountants to perform any services that are not permitted by the Securities Exchange Act of 1934 ("Exchange Act").

                                   ARTICLE IV
                                    MEETINGS

                  The Committee shall meet at such times and from time to time as it deems to be appropriate, but not less than quarterly. Meetings of the Committee may be held upon the call of any Committee member by mailing a written notice stating the day, hour and geographic location, if any, of such meeting, to each Committee member at his or her last known post office address, by causing the same to be delivered personally or by transmitting such notice by telephone, facsimile, e-mail, or verbally, to each Committee member, in any case, at least one day before the meeting. Notice may be waived in writing before or after the time of such meeting, and attendance of a Committee member at a meeting shall constitute a waiver of notice thereof. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in the notice of such meeting. Members of the Committee may attend a meeting by telephone conference.

                  The Committee may request any officer or employee of the Company or the Company's outside counsel or independent public accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Minutes of each meeting of the Committee shall be reduced to writing. Except as otherwise provided by statute or this Charter, a majority of the incumbent members of the Committee shall be required to constitute a quorum for the transaction of business at any meeting, and the act of a majority of the Committee members present and voting at any meeting at which a quorum is present shall be the act of the Committee. The Committee shall report to the Board at the first Board meeting following each such Committee meeting. The Committee may also act by unanimous written consent without a meeting. As part of its job to foster open communication, the Committee should meet, whenever deemed appropriate by the Committee, with management and/or the independent public accountants in separate sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should meet with the independent public accountants and management quarterly to review the Company's financial statements and related materials as described below.

                                    ARTICLE V
                                RESPONSIBILITIES

                  The following is a list of guidelines that the Committee should follow in carrying out its oversight role.

                  1. Review and reassess the adequacy of this Committee and its
                     Charter not less than annually and recommend any proposed changes to the Board for consideration and approval.

                  2. Review with management and the independent public
                     accountants the audited financial statements and related footnotes, and the clarity and quality of the disclosures in the financial statements, to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of Form 10-K) prior to the filing of the Form 10-K (and, to the extent practicable, prior to the annual earnings release), including a review of major issues regarding accounting and auditing principles and practices and any related party transactions as well as the adequacy of internal controls that could significantly affect the Company's financial statements, and review and consider with the independent public accountants the matters required to be discussed by Statement on Auditing Standards ("SAS") 61.

                  3. Prepare the report required by the rules of the SEC
                     regarding the Committee, to be included in the Company's annual proxy statement. The Committee will include a statement within such report on whether the Committee has recommended that the financial statements be included in the Form 10-K. The Committee should also ensure that a copy of the Committee's Charter is included within the Company's proxy statement at least once every three years.

                  4. Discuss with the independent public accountants and
                     management whether the Company's interim accounting policies and practices as well as significant events, transactions and changes in accounting estimates were considered by the independent public accountants (after performing their required quarterly review) to have affected the quality of the Company's financial reporting. Such review will occur prior to the Company's filing of the Form 10-Q for each of the first three fiscal quarters for each such quarter and, to the extent practicable, prior to the quarterly earnings release.

                  5. Review the Company's disclosures contained in "Management's
                     Discussion and Analysis of Financial Condition and Results of Operations," in the Company's Annual Report on Form 10-K, Quarterly Report on Form 10-Q or other pertinent form, as applicable.

                  6. Meet periodically with management and the independent
                     public accountants to review the Company's major financial risk exposures and the steps taken to monitor and control such exposures.

                  7. Review disclosures made to the Committee by the Company's
                     Chief Executive Officer and Chief Financial Officer, or the Company's disclosure committee or any member thereof, during their certification process for the Form 10-K or Form 10-Q, as appropriate, about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

                  8. Review and discuss, on an annual and quarterly basis with the independent public accountants, the following:

                     a. all critical accounting policies and practices used;

                     b. all alternative disclosures and treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountant; and

                     c. other material written communications between the
                        independent public accountant and management, such as any management letter or schedule of unadjusted differences.

                 9. Obtain from the independent public accountants their recommendation regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and the correction of controls deemed to be deficient. After the completion of the audit, the Committee shall review with the independent public accountants any problems or difficulties the independent public accountants may have encountered.

                 10. Receive periodic reports from the independent public
                     accountants regarding relationships between the independent public accountants and the Company consistent with Independence Standards Board Standard Number 1. The Committee shall also discuss with the independent public accountants any such disclosed relationships and their impact on the independent public accountant's independence. The Committee shall take appropriate action to ensure the continuing objectivity and independence of the independent public accountants.

                 11. The Committee shall pre-approve all audit services and permitted non-audit services and approve the fees for such services and terms thereof to be performed for the Company by its independent public accountants in accordance with its Pre-Approval Policy.

                 12. Adopt procedures, as set forth in the Procedures for
                     Investigating Complaints policy, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

                 13. Ensure the timely rotation of the lead partner and the concurring partner (sometimes described as the reviewing partner), as defined in Rule 2-01 of Regulation S-X.

                 14. Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

                 15. Establish, review, and update periodically a code of
                     business conduct and ethics that covers, among other things, business ethics, securities law requirements and procedures and policies in connection with transactions between the Company and covered persons, and ensure that management has established a system to enforce this code.

                 16. Review the report of management of the Company on its
                     assessment of the design and effectiveness of internal controls and financial reporting, and the report of the independent public accountants on management's assertions contained in its report. Review and evaluate whether Company management is adequately communicating the importance of internal controls to all relevant persons.

                 17. Establish, review, and update periodically policies and procedures in connection with approving any related party transactions between the Company and directors, officers or employees, and ensure that management has established a system to enforce these policies and procedures.

                 18. Conduct or authorize investigation into any matters within the Committee's scope of responsibilities with full access to all books, records, facilities and personnel of the company and direct access to the independent public accountants.

                  While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with the generally accepted accounting principles. This is the responsibility of management and the independent public accountants.

                  The Committee recognizes that the Company's management is responsible for preparing the Company's financial statements, and the independent public accountants are responsible for auditing or reviewing those financial statements in compliance with applicable law. The Committee also recognizes that management of the Company and the independent public accountants have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibility, the Committee will not provide any professional certification as to the independent public accountants' work. In addition, it is not the duty of the Committee to assure compliance with laws and regulations.

                                                                      APPENDIX B

                               PRE-APPROVAL POLICY
                            OF THE AUDIT COMMITTEE OF
                           CIRCLE GROUP HOLDINGS, INC.

 STATEMENT OF PRINCIPLES

                  The Audit Committee (the "Committee") of Circle Group Holdings, Inc. (the "Company") is required to pre-approve the audit and non-audit services performed by the Company's independent public accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, in order to assure that the provision of such services does not impair the independent public accountants' independence. Unless a type of service to be provided by the independent public accountants has received general pre-approval, it will require specific pre-approval by the Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Committee.

                  The appendices to this Pre-Approval Policy (the "Policy") describe the audit, audit-related, tax and all other services that have the general pre-approval of the Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Committee specifically provides for a different period. The Committee will annually review and pre-approve the services that may be provided by the independent public accountants without obtaining specific pre-approval from the Committee. The Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Committee does not delegate its responsibilities to pre-approve services performed by the independent public accountants to management.

DELEGATION

                  Notwithstanding anything to the contrary contained herein, the Committee may delegate pre-approval authority to the Committee Chairperson or to one or more other Committee members, who are independent directors of the Board of Directors of the Company. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting.

AUDIT SERVICES

                  The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Committee. The Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

                  In addition to the annual audit services engagement specifically approved by the Committee, the Committee may grant general pre-approval for other audit services, which are those services that only the independent public accountants reasonably can provide. The Committee has pre-approved the audit services listed in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Committee.

AUDIT-RELATED SERVICES

                  Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent public accountants. The Committee believes that the provision of audit-related services does not impair the independence of the independent public accountants and has pre-approved the audit-related services listed in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Committee.

TAX SERVICES

                  The Committee believes that the independent public accountants can provide tax services to the Company such as tax compliance, tax planning and tax advice without impairing the independence of such independent public accountants. However, the Committee will not permit the retention of the independent public accountants in connection with a transaction initially recommended by the independent public accountants, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee has pre-approved the tax services listed in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Committee.

ALL OTHER SERVICES

                  The Committee may grant general pre-approval to those permissible non-audit services classified as "All Other Services" that it believes are routine and recurring services and would not impair the independence of the independent accountants. The Committee has pre-approved the All Other Services listed in Appendix D. Permissible All Other Services not listed in Appendix D must be specifically pre-approved by the Committee.

                  A list of the Securities and Exchange Commission's prohibited non-audit services is attached to this Policy as Exhibit 1.

PRE-APPROVAL FEE LEVELS

                  Pre-approval fee levels for all services to be provided by the independent public accountants will be established annually by the Committee. Any proposed services exceeding these levels will require specific pre-approval by the Committee.

PROCEDURES

                  Requests or applications to provide services that require specific approval by the Committee will be submitted to the Committee by both the independent public accountants and the Company's Chief Financial Officer or other officer designated by the Company's Board of Directors and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

                                                                      APPENDIX A
                                                                      ----------

PRE-APPROVED AUDIT SERVICES FOR FISCAL YEAR 2004

Dated:            ,  2004

[THE FOLLOWING ARE EXAMPLES OF SERVICES THAT CAN BE PRE-APPROVED. THE AUDIT COMMITTEE SHOULD REVIEW AND REVISE AS NEEDED]

SERVICE
-------

Statutory audits or financial audits for subsidiaries or affiliates of the Company Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents) and assistance in responding to SEC comment letters

Consultations by the Company's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies. (Note: Under SEC rules, some consultations may be "audit-related" services rather than "audit" services)

Reporting on management's assertions as to the effectiveness of internal controls on financial reporting, in accordance with Section 404 of the Sarbanes-Oxley Act.

Audits of employee benefit plans, including but not limited to pension plans

AGGREGATE RANGE OF FEES
-----------------------

                                                                      APPENDIX B
                                                                      ----------

PRE-APPROVED AUDIT-RELATED SERVICES FOR FISCAL YEAR 2004

Dated:            ,  2004

[THE FOLLOWING ARE EXAMPLES OF SERVICES THAT CAN BE PRE-APPROVED. THE AUDIT COMMITTEE SHOULD REVIEW AND REVISE AS NEEDED]

SERVICE
-------

Due diligence services pertaining to potential business acquisitions/dispositions

Financial statement audits of employee benefit plans

Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters

Internal control reviews and assistance with internal control reporting requirements in accordance with applicable SEC requirements

Consultations by the Company's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be "audit" services rather than "audit-related" services)

Attest services not required by statute or regulation

AGGREGATE RANGE OF FEES
-----------------------

                                                                      APPENDIX C
                                                                      ----------

PRE-APPROVED TAX SERVICES FOR FISCAL YEAR 2004

Dated:            ,  2004

[THE FOLLOWING ARE EXAMPLES OF SERVICES THAT CAN BE PRE-APPROVED. THE AUDIT COMMITTEE SHOULD REVIEW AND REVISE AS NEEDED]

SERVICE
-------

U.S. federal, state and local tax planning and advice

U.S. federal, state and local tax compliance

International tax planning and advice

International tax compliance

Review of federal, state, local and international income, franchise and other tax returns

AGGREGATE RANGE OF FEES
-----------------------

                                                                      APPENDIX D
                                                                      ----------

PRE-APPROVED ALL OTHER SERVICES FOR FISCAL YEAR 2004

Dated:            ,  2004

[INCLUDE SERVICES AS NECESSARY]

SERVICE
-------




AGGREGATE RANGE OF FEES
-----------------------

                                                                       EXHIBIT 1
                                                                       ---------

PROHIBITED NON-AUDIT SERVICES

    o Bookkeeping or other services related to the accounting records or financial statements of the audit client*

    o    Financial information systems design and implementation*

    o Appraisal or valuation services, fairness opinions or contribution-in-kind reports*

    o    Actuarial services*

    o    Internal audit outsourcing services*

    o    Management functions

    o    Human resources

    o    Broker-dealer, investment adviser or investment banking services

    o    Legal services

    o    Expert services unrelated to the audit

    o Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

                                                                      APPENDIX C


                           CIRCLE GROUP HOLDINGS, INC.

                           2004 EQUITY INCENTIVE PLAN


         SECTION 1. PURPOSE; DEFINITIONS. The purposes of the Circle Group Holdings, Inc. 2004 Equity Incentive Plan (the "Plan") are to: (a) enable Circle Group Holdings, Inc. (the "Company") and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

                  For purposes of the Plan, the following initially capitalized words and phrases will be defined as set forth below, unless the context clearly requires a different meaning:

                  (a) "Affiliate" means, with respect to a Person, a Person that directly or indirectly controls, or is controlled by, or is under common control with such Person. For this purpose, "control" means ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the Person.

                  (b) "Award" means a grant of Options, SARs, Restricted Shares or Restricted Share Units pursuant to the provisions of the Plan.

                  (c) "Award Agreement" means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

                  (d) "Board" means the Board of Directors of the Company; provided, however, that if the Board appoints a Committee to perform some or all of the Board's administrative functions hereunder pursuant to Section 2, references in the Plan to the "Board" will be deemed to also refer to that Committee in connection with administrative matters to be performed by that Committee.

                  (e) "Cause," with respect to a particular Participant, means, except to the extent specified otherwise by the Committee, a finding by the Board that the Participant: (i) has breached his or her employment or service contract with the Company, if any; (ii) has breached any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law, contract or otherwise); (iii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service;
(iv) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information; or (v) has engaged in such other behavior detrimental to the interests of the Company as the Board determines. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines "cause," then with respect to such Participant, "Cause" shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

                  (f) "Change in Control" means if (i) the acquisition (other than from the Company) in one or more transactions by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than employee benefit plans sponsored or maintained by the Company and corporations controlled by the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of (A) the then outstanding shares of the securities of the Company, or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Company Voting Stock"); (ii) the closing of a sale or other conveyance of all or substantially all of the assets of the Company;
(iii) the effective time of any merger, share exchange, consolidation, or other business combination of the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held the Company Voting Stock; provided, however, that a Change in Control shall not include a public offering of capital stock of the Company; or (iv) a liquidation or dissolution of the Company.

                  (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                  (h) "Committee" means a committee appointed by the Board in accordance with Section 2 of the Plan.

                  (i) "Director" means a member of the Board.

                  (j) "Disability" means a Grantee's becoming disabled within the meaning of Section 22(e)(3) of the Code.

                  (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (l) "Fair Market Value" means, as of any date: (i) the closing price of the Shares as reported on the principal nationally recognized stock exchange on which the Shares are traded on such date, or if no Share prices are reported on such date, the closing price of the Shares on the last preceding date on which there were reported Share prices; or (ii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, the closing price of the Shares as reported by The Nasdaq Stock Market on such date, or if no Share prices are reported on such date, the closing price of the Shares on the last preceding date on which there were reported Share prices; or (iii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange or traded on The Nasdaq Stock Market, the Fair Market Value will be determined by the Board acting in its discretion, which determination will be conclusive.

                  (m) "Incentive Stock Option" means any Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

                  (n) "Non-Employee Director" will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, to the extent that it deems necessary to comply with Section 162(m) of the Code or regulations thereunder, require that each "Non-Employee Director" also be an "outside director" as that term is defined in regulations under Section 162(m) of the Code.

                  (o) "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option.

                  (p) "Option" means any option to purchase Shares (including Restricted Shares, if the Committee so determines) granted pursuant to Section 5 hereof.

                  (q) "Participant" means an employee, consultant or Director of the Company or any of its Affiliates to whom an Award is granted.

                  (r) "Person" means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

                  (s) "Plan Effective Date" means the date the Plan is approved by the Company's stockholders.

                  (t) "Predecessor Plan" means the Circle Group Internet Inc. Stock Incentive Plan.

                  (u) "Restricted Shares" means Shares that are subject to restrictions pursuant to Section 8 hereof.

                  (v) "Restricted Share Unit" means a right granted under and subject to restrictions pursuant to Section 9 of the Plan.

                  (w) "SAR" means a share appreciation right granted under the Plan and described in Section 6 hereof.

                  (x) "Share" means a share of the Company's common stock, par value $0.00005, subject to substitution or adjustment as provided in Section 3(d) hereof.

                  (y) "Subsidiary" means, in respect of the Company, a subsidiary company, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

                  SECTION 2. ADMINISTRATION. The Plan will be administered by the Board; provided, however, that the Board may at any time appoint a Committee to perform some or all of the Board's administrative functions hereunder; and provided further, that the authority of any Committee appointed pursuant to this
Section 2 will be subject to such terms and conditions as the Board may prescribe and will be coextensive with, and not in lieu of, the authority of the Board hereunder.

                  Any Committee established under this Section 2 will be composed of not fewer than two members, each of whom will serve for such period of time as the Board determines; provided, however, that if the Company has a class of securities required to be registered under Section 12 of the Exchange Act, all members of any Committee established pursuant to this Section 2 will be Non-Employee Directors. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

                  The Board will have full authority to grant Awards under this Plan. In particular, subject to the terms of the Plan, the Board will have the authority:

                  (a) to select the persons to whom Awards may from time to time be granted hereunder (consistent with the eligibility conditions set forth in Section 4);

                  (b) to determine the type of Award to be granted to any person hereunder;

                  (c) to determine the number of Shares, if any, to be covered by each such Award;

                  (d) establish the terms and conditions of each Award
Agreement;

                  (e) to determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d); and

                  (f) to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant; provided, however, that Awards granted to California residents must also comply with the terms of Appendix A attached hereto.

                  The Board will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to establish the terms of each Award Agreement; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan.

                  All decisions made by the Board pursuant to the provisions of the Plan will be final and binding on all persons, including the Company and Participants. No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

         SECTION 3. SHARES SUBJECT TO THE PLAN.

                  (a) Shares Subject to the Plan. The Shares to be subject to Awards under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. Subject to this
Section 3(a) and subject to adjustment from time to time in accordance with the provisions of Section 3(d), the maximum number of Shares that may be subject initially to Awards under the Plan is 20,000,000, and the Company will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares. Such initial share reserve is comprised of 7,452,000 Shares, which represents the sum of the number of shares which remained for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Company's stockholders, plus the number of Shares subject to outstanding options under the Predecessor Plan as of the Plan Effective Date that will only become available under the Plan if and to the extent that the options to which such Shares are subject expire or are forfeited prior to being exercised.

                  (b) Individual Limit. In no event shall the aggregate number of Shares for which any one individual participating in the Plan may be granted Awards for any given year exceed 1,000,000 Shares.

                  (c) Effect of the Expiration or Termination of Awards. If and to the extent that an Option, SAR or Restricted Share Unit expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Option, SAR or Restricted Share Unit will again become available for grant under the Plan. Similarly, if and to the extent any Restricted Share is canceled, forfeited or repurchased for any reason, or if any Share is withheld pursuant to Section 15(d) in settlement of a tax withholding obligation associated with an Award, that Share will again become available for grant under the Plan. Finally, if any Share subject to an Option is withheld by the Company in satisfaction of the exercise price payable upon exercise of that Option, that Share will again become available for grant under the Plan.

                  (d) Other Adjustment. In the event of any recapitalization, stock split or combination, stock dividend or other similar event or transaction affecting the Shares, equitable substitutions or adjustments may be made by the Board, in its sole and absolute discretion, to the aggregate number, type and issuer of the securities reserved for issuance under the Plan, to the number, type and issuer of Shares subject to outstanding Options and SARs, to the exercise price of outstanding Options or SARs, to the number, type and issuer of Restricted Shares outstanding under the Plan and to the number of Restricted Share Units outstanding under the Plan and/or the type of securities referenced for determining payment in respect thereof.

                  (e) Change in Control. Notwithstanding anything to the contrary set forth in this Plan, upon or in anticipation of any Change in Control, the Board may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

                        (i) cause any or all outstanding Options and SARs held by Participants affected by the Change in Control to become fully vested and immediately exercisable, in whole or in part;

                        (ii) cause any or all outstanding Restricted Shares held by Participants affected by the Change in Control to become non-forfeitable, in whole or in part;

                        (iii) cancel any Option held by a Participant affected by the Change in Control in exchange for an option to purchase common stock of any successor corporation, which new option satisfies the requirements of Treas. Reg. ss.1.425-1(a)(4)(i) (notwithstanding the fact that the original Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option);

                        (iv) cancel any or all Restricted Shares or Restricted Share Units held by Participants affected by the Change in Control in exchange for restricted shares of or restricted share units in respect of the common stock of any successor corporation;

                        (v) redeem any or all Restricted Shares held by Participants affected by the Change in Control for cash and/or other substitute consideration with a value equal to the (a) the number of Restricted Shares to be redeemed multiplied by (b) the Fair Market Value of an unrestricted Share on the date of the Change in Control;

                        (vi) cancel any Option or SAR held by a Participant affected by the Change in Control in exchange for cash and/or other substitute consideration with a value equal to (a) the number of Shares subject to that Option or SAR, multiplied by (b) the difference between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or SAR;

                        (vii) cancel any Restricted Share Unit held by a Participant affected by the Change in Control in exchange for cash and/or other substitute consideration with a value equal to (a) the number of Restricted Share Units, multiplied by (b) the Fair Market Value per Share on the date of the Change in Control.

         SECTION 4. ELIGIBILITY. Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company or a Subsidiary are eligible to be granted Incentive Stock Options.

         SECTION 5. OPTIONS. Options granted under the Plan may be of two types:
(i) Incentive Stock Options or (ii) Non-Qualified Stock Options. Without limiting the generality of Section 3(a), any number of the maximum number of Shares provided for in Section 3(a) may be subject to Incentive Stock Options or Non-Qualified Options or any combination thereof.

                  The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

                  (a) Option Price. The exercise price per Share purchasable under a Non-Qualified Stock Option will be determined by the Board. The exercise price per Share purchasable under an Incentive Stock Option will be not less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

                  (b) Option Term. The term of each Option will be fixed by the Board, but no Incentive Stock Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

                  (c) Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Board at the time of grant. If the Board provides, in its discretion, that any Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Board determines, in its sole and absolute discretion.

                  (d) Method of Exercise. Subject to the exercisability provisions of Section 5(c), the termination provisions set forth in Section 7 and the applicable Award Agreement, Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by the delivery of written notice of exercise by the Participant to the Company specifying the number of Shares to be purchased. Such notice must be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Board may accept. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made(i) in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised and/or
(ii) to the extent the Option is exercised for vested shares, through a special sale and remittance procedure described below; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment by either of the foregoing methods may be authorized only at the time the Option is granted. In order to use the "special sale and remittance procedure" mentioned in the preceding sentence, a Participant must concurrently provide irrevocable written instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                  No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 15(a) hereof.

                  (e) Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

                  (f) Termination of Employment. Unless otherwise specified in the applicable Award Agreement, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment.

                  (g) Transferability of Options. Except as may otherwise be specifically determined by the Board with respect to a particular Non-Qualified Stock Option, no Option will be transferable by the Participant other than by will or by the laws of descent and distribution, and all Options will be exercisable, during the Participant's lifetime, only by the Participant or, in the event of his Disability, by his personal representative.

         SECTION 6. STOCK APPRECIATION RIGHTS.

                  (a) Grant. The grant of an SAR provides the holder the right to receive the appreciation in value of Shares between the date of grant and the date of exercise. An SAR may be exercised by a Participant's giving written notice of intent to exercise to the Company, provided that all or a portion of such SAR has become vested and exercisable as of the date of exercise.

                  Upon the exercise of an SAR, a Participant will be entitled to receive, in either cash and/or Shares (as determined by the Board or the Committee), an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such SAR (or portion of such SAR) is exercised, of the Shares covered by such SAR (or portion of such SAR) over (B) the Fair Market Value of the Shares covered by such SAR (or a portion of such SAR) as of the date such SAR (or a portion of such SAR) was granted.

                  (b) Terms and Conditions. The Award Agreement evidencing any SAR will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

                        (i) Term of SAR. Unless otherwise specified in the Award Agreement, the term of an SAR will be ten years.

                        (ii) Exercisability. SARs will vest and become exercisable at such time or times and subject to such terms and conditions as will be determined by the Board at the time of grant.

                        (iii) Termination of Service. Unless otherwise specified in the Award Agreement, SARs will be subject to the terms of Section 7 with respect to exercise upon termination of service.

                  SECTION 7. TERMINATION OF SERVICE. Unless otherwise specified with respect to a particular Award, Options or SARs granted hereunder will remain exercisable after termination of service only to the extent specified in this Section 7.

                  (a) Termination by Reason of Death. If a Participant's service with the Company or any Affiliate terminates by reason of death, any Option or SAR held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine, at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

                  (b) Termination by Reason of Disability. If a Participant's service with the Company or any Affiliate terminates by reason of Disability, any Option or SAR held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option or SAR.

                  (c) Cause. If a Participant's service with the Company or any Affiliate is terminated for Cause: (i) any Option or SAR not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

                  (d) Other Termination. If a Participant's service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or SAR held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option or SAR.

         SECTION 8. RESTRICTED SHARES.

                  (a) Issuance. Restricted Shares may be issued either alone or in conjunction with other Awards. The Board will determine the time or times within which Restricted Shares may be subject to forfeiture, and all other conditions of such Awards.

                  (b) Awards and Certificates. The Award Agreement evidencing the grant of any Restricted Shares will contain such terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion. The prospective recipient of an Award of Restricted Shares will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. The purchase price for Restricted Shares may, but need not, be zero.

                  A share certificate will be issued in connection with each Award of Restricted Shares. Such certificate will be registered in the name of the Participant receiving the Award, and will bear the following legend and/or any other legend required by this Plan, the Award Agreement, the Company's stockholders' agreement, if any, or by applicable law:

                           THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE CIRCLE GROUP INTERNET, INC. 2004 EQUITY INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN [THE PARTICIPANT] AND CIRCLE GROUP INTERNET, INC. (WHICH TERMS AND CONDITIONS MAY INCLUDE, WITHOUT LIMITATION, CERTAIN TRANSFER RESTRICTIONS, REPURCHASE RIGHTS AND FORFEITURE CONDITIONS). COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF CIRCLE GROUP INTERNET, INC., AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF CIRCLE GROUP INTERNET, INC.

                  Share certificates evidencing Restricted Shares will be held in custody by the Company or in escrow by an escrow agent until the restrictions thereon have lapsed. As a condition to any Restricted Shares award, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

                  (c) Restrictions and Conditions. The Restricted Shares awarded pursuant to this Section 8 will be subject to the following restrictions and conditions:

                        (i) During a period commencing with the date of an Award of Restricted Shares and ending at such time or times as specified by the Board (the "Restriction Period"), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Shares awarded under the Plan. The Board may condition the lapse of restrictions on Restricted Shares upon the continued employment or service of the recipient, the attainment of specified individual or corporate performance goals, or such other factors as the Board may determine, in its sole and absolute discretion.

                        (ii) Except as provided in this Paragraph (ii) or
Section 8(c)(i), once the Participant has been issued a certificate or certificates for Restricted Shares, the Participant will have, with respect to the Restricted Shares, all of the rights of a stockholder of the Company, including the right to vote the Shares, and the right to receive any cash distributions or dividends. The Board, in its sole discretion, as determined at the time of award, may permit or require the payment of cash distributions or dividends to be deferred and, if the Board so determines, reinvested in additional Restricted Shares to the extent Shares are available under Section 3 of the Plan. Any distributions or dividends paid in the form of securities with respect to Restricted Shares will be subject to the same terms and conditions as the Restricted Shares with respect to which they were paid, including, without limitation, the same Restriction Period.

                        (iii) Subject to the applicable provisions of the Award Agreement, if a Participant's service with the Company terminates prior to the expiration of the Restriction Period, all of that Participant's Restricted Shares which then remain subject to forfeiture will then be forfeited automatically.

                        (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares subject to such Restriction Period (or if and when the restrictions applicable to Restricted Shares lapse pursuant to Sections 3(e)), the certificates for such Shares will be replaced with new certificates, without the restrictive legends described in Section 8(b) applicable to such lapsed restrictions, and such new certificates will be promptly delivered to the Participant, the Participant's representative (if the Participant has suffered a Disability), or the Participant's estate or heir (if the Participant has died).

                  SECTION 9. RESTRICTED SHARE UNITS. Subject to the other terms of the Plan, the Board may grant Restricted Share Units to eligible individuals and may impose conditions on such units as it may deem appropriate. Each granted Restricted Share Unit shall be evidenced by an Award Agreement in the form that is approved by the Board and that is not inconsistent with the terms and conditions of the Plan. Each granted Restricted Share Unit shall entitle the Participant to whom it is granted to a distribution from the Company in an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash and/or Shares. All other terms governing Restricted Share Units, such as vesting, time and form of payment and termination of units shall be set forth in the Award Agreement.

                  SECTION 10. AMENDMENTS AND TERMINATION. The Board may amend, alter or discontinue the Plan at any time. However, except as otherwise provided in Section 3(e) of the Plan, no amendment, alteration or discontinuation will be made which would impair the rights of a Participant with respect to an Award without that Participant's consent or which, without the approval of such amendment within one year (365 days) of its adoption by the Board, by the Company's stockholders in a manner consistent with the requirements of Section 422(b)(1) of the Code and related regulations would: (i) increase the total number of Shares reserved for the purposes of the Plan (except as otherwise provided in Section 3(d)), or (ii) change the persons or class of persons eligible to receive Awards.

                  SECTION 11. UNFUNDED STATUS OF PLAN. The Plan is intended to be "unfunded." With respect to any payments not yet made to a Participant by the Company, nothing contained herein will give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards.

                  SECTION 12. EFFECTIVE DATE OF PLAN. The Plan was adopted by the Board on _____________, 2004 and will become effective on the Plan Effective Date.

                  SECTION 13. TERM OF PLAN. The Plan will continue in effect until the earliest of (i) the date on which it is terminated by the Board in accordance with Section 10, (ii) the date on which no Shares remain available for issuance under the Plan terminated in accordance with Section 10, and (iii) the 10th anniversary of the Plan Effective Date (or, if the stockholders approve an amendments that increases the number of shares subject to the Plan, the 10th anniversary of the date of such approval); provided, however, that Options granted prior to the Plan's termination may extend beyond that termination.

                  SECTION 14. BOARD ACTION. Notwithstanding anything to the contrary set forth in the Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with the Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, will be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required by:

                  (a) the Company's Certificate of Incorporation (as the same may be amended and/or restated from time to time);

                  (b) the Company's Bylaws (as the same may be amended and/or restated from time to time); and

                  (c) any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).

                  SECTION 15. GENERAL PROVISIONS.

                  (a) Representations. The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate. The certificate evidencing any Award and any securities issued pursuant thereto may include any legend which the Board deems appropriate to reflect any restrictions on transfer and compliance with securities laws.

                  All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other applicable federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (b) Other Compensation. Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

                  (c) No Right To Continued Service. Neither the adoption of the Plan nor the execution of any document in connection with the Plan will (i) confer upon any person any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment of any of its employees at any time.

                  (d) Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Board regarding the payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

                  (e) Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

                  (f) Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Illinois, without regard to the application of the principles of conflicts of laws.

                  (g) Notices. Any notice to be given to the Company pursuant to the provisions of the Plan will be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant will be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five days after the date of the mailing (which will be by regular, registered or certified mail). Delivery of a notice by telecopy

(with confirmation) will be permitted and will be considered delivery of a notice notwithstanding that it is not an original that is received.

                           CIRCLE GROUP HOLDINGS, INC.
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 16, 2004

                  Solicited on behalf of the Board of Directors

                  Revoking any such prior appointment, the undersigned hereby appoints Gregory J. Halpern and Dana L. Dabney, and each of them, as proxies with full power of substitution, to vote all shares of common stock which the undersigned has power to vote at the Annual Meeting of Stockholders of Circle Group Holdings, Inc., to be held at 10:00 a.m. Central Standard Time on June 16, 2004 at the offices of the Company, 1011 Campus Drive, Mundelein, Illinois, and at any adjournment or postponement thereof, in accordance with the instructions set forth herein and with the same effect as though the undersigned were present in person and voting such shares.

                  This Proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR THE ELECTION OF DIRECTORS (WITH DISCRETIONARY AUTHORITY OF THE PROXY HOLDERS TO CUMULATE VOTES) AND FOR THE RATIFICATION OF THE APPOINTMENT OF AUDITORS. This Proxy will be voted, in the discretion of the proxyholders, upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournments thereof.

                    (PLEASE VOTE AND SIGN ON THE OTHER SIDE)

         This proxy is solicited by the Board of Directors. The Board of Directors recommends a vote "FOR" the Directors nominated, "FOR" the approval of the 2004 Equity Incentive Plan, FOR the approval of the Articles of Incorporation Amendment and "FOR" the ratification of the appointment of Spector & Wong, LLP.

1. Election of Directors.

                  Nominees: Gregory J. Halpern, Edward L. Halpern, Dana L. Dabney, Stanford J. Levin, Steven H. Salgan, M.D., and Alan G. Orlowsky

                  [ __ ] Vote for all (except as marked to the contrary below).

                  [ __ ] Withhold authority to vote for all.

                  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PRINT THAT NOMINEE'S NAME ON THE LINE BELOW.)

                  --------------------------------

2. Approval of the 2004 Equity Incentive Plan.

                  [ __ ]  For        [ __ ]  Against       [ __ ]  Abstain

3. Approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock, $0.00005 par value, from 50,000,000 to 200,000,000.

            [ __ ]  For        [ __ ]  Against       [ __ ]  Abstain

4. Ratification of the appointment of Spector & Wong, LLP as independent public accountants for the fiscal year ending December 31, 2004.

            [ __ ]  For        [ __ ]  Against       [ __ ]  Abstain

4. In their discretion, the proxyholders are authorized to vote upon such other matters as may properly come before the meeting or at any adjournments thereof.

   Please indicate whether you will attend the Annual Meeting of Stockholders on June 16, 2004.

         I        |_| plan         |_| do not plan to attend the Annual Meeting.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE ____________________________________    Date__________________________

SIGNATURE ____________________________________    Date__________________________
               Signature if held jointly


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please provide full title and capacity.